UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

GUESS?, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street Los Angeles, California 90021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 23, 2011, Guess?, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”).  As of May 5, 2011, the record date for the Annual Meeting, there were a total of 92,574,703 shares of common stock of the Company outstanding and eligible to vote.  At the Annual Meeting, 87,400,635 shares were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the shareholders of the Company voted on the following matters:

•                The election of three directors to serve on the Company’s Board of Directors for a term of three years each and until their successors are duly elected and qualified.

•                The approval of an advisory resolution on executive compensation.

•                The approval of an advisory vote on the frequency of future advisory votes on executive compensation.

•                The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending January 28, 2012.

The results of the voting were as follows:

1.            With respect to the election of three directors to serve on the Company’s Board of Directors for a term of three years each and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kay Isaacson-Leibowitz	78,681,387	5,742,535	2,976,713
Maurice Marciano	81,241,764	3,182,158	2,976,713
Alex Yemenidjian	78,633,914	5,790,008	2,976,713

Based on the votes set forth above, all of the director nominees were duly elected.

2.            With respect to the advisory resolution approving executive compensation:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
57,670,287	24,948,505	1,805,130	2,976,713

Based on the votes set forth above, the advisory resolution approving executive compensation was approved.

3.            With respect to the advisory vote on the frequency of future advisory votes on executive compensation:

1 Year	2 Year	3 Year	Votes Abstaining	Broker Non-Votes
38,954,440	1,085,295	42,579,698	1,804,489	2,976,713

Based on the votes set forth above, the shareholders recommended holding an advisory vote on executive compensation every three years.

4.            With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending January 28, 2012:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
86,451,972	909,208	39,455	-0-

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending January 28, 2012 was duly ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2011	GUESS?, INC.

	By:	/s/ Dennis R. Secor

Dennis R. Secor
Senior Vice President and
Chief Financial Officer